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                              INDENTURE SUPPLEMENT


                                     between


                     FFCA FRANCHISE LOAN OWNER TRUST 1998-1,
                                    as Issuer



                                       and



                             LASALLE NATIONAL BANK,
                              as Indenture Trustee



                       SERIES 1998-1 INDENTURE SUPPLEMENT



                           Dated as of August 14, 1998



                     FFCA FRANCHISE LOAN OWNER TRUST 1998-1
                    FRANCHISE LOAN BACKED NOTES SERIES 1998-1


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
                  This Series 1998-1 Indenture Supplement (this "INDENTURE SUPPLEMENT") is entered into effective August 14, 1998, between FFCA FRANCHISE LOAN OWNER TRUST 1998-1, a Delaware business trust, as Issuer (the "Issuer"), and LASALLE NATIONAL BANK, as Indenture Trustee (the "INDENTURE TRUSTEE") which supplements and amends that certain Indenture (the "INDENTURE") dated as of August 14, 1998 between the Issuer and the Indenture Trustee.

                              PRELIMINARY STATEMENT

                  The Issuer was created by a trust agreement dated as of August 14, 1998 (the "TRUST Agreement"), among FFCA Loan Warehouse Corporation, as Depositor, Franchise Finance Corporation of America, as the Company and as Paying Agent, and Wilmington Trust Company, as Owner Trustee. The Issuer has duly authorized the execution and delivery of this Indenture Supplement to provide for the issuance of its Franchise Loan Backed Notes, Series 1998-1 (the "NOTES"). The Notes are issuable as provided in this Indenture Supplement and in the Indenture.

                  Section 2.01 of the Indenture provides, among other things, that the Issuer may enter into an Indenture Supplement for the purposes of authorizing a Series of Notes and to specify certain terms of such Series of Notes. This Indenture Supplement is an Indenture Supplement as described in the Indenture. All terms used in this Indenture Supplement which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent that such terms are defined in this Indenture Supplement or unless the context clearly requires.

                  Section  1.  CERTAIN  DEFINED  TERMS.   Section  2.01  of  the
Indenture provides that the meaning of certain defined terms used in the Indenture shall, when applied to a particular Series, be as defined in the Indenture Supplement with respect to such Series. Accordingly, the following definitions shall apply with respect to the Notes:

                  (a) SERIES DESIGNATION. The Notes shall be designated as the Issuer's Franchise Loan Backed Notes, Series 1998-1.

                  (b) CLOSING DATE. The Closing Date with respect to the Notes shall be August 14, 1998.

                  (c) MATURITY DATE. The Maturity Date with respect to the Notes shall be August 31, 1999 (the "Initial Maturity Date"); provided that, if the first Extension Date shall occur prior to the Initial Maturity Date, the Maturity Date shall be automatically extended to October 31, 1999.

                  (d) MAXIMUM NOTE PRINCIPAL BALANCE. The Maximum Note Principal Balance with respect to the Notes shall be $600,000,000.

                  Section 2. TERMINATION OF THE REVOLVING PERIOD. The Revolving Period shall terminate on such date as provided in Section 2.07 of the Sale and Servicing Agreement.

                  Section 3. RATIFICATION OF THE INDENTURE. As supplemented and amended by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented and amended by this Indenture Supplement shall be read, taken and construed as one and the same document.

                  Section 4. SUPPLEMENT TO GOVERN. Notwithstanding anything to the contrary in this Supplement, to the extent that the terms of this Supplement conflict with the terms of the Indenture, the terms of this Supplement shall govern.

                  Section 5. ALL REQUISITE ACTION TAKEN. All things necessary to make this Indenture Supplement a valid agreement of the Issuer and the Indenture Trustee in accordance with its terms have been done.

                  Section 6. GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 7. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                    FFCA FRANCHISE LOAN OWNER
                                         TRUST 1998-1

                                    By: Wilmington Trust Company
                                        ---------------------------------
                                        not in its individual capacity but
                                        solely as Owner Trustee

                                    By: /s/ Ann E. Roberts
                                        ---------------------------------
                                        Name: Ann E. Roberts
                                        Title: Senior Financial Services Officer



                                    LASALLE NATIONAL BANK,
                                         as Indenture Trustee

                                    By: /s/ Michael B. Evans
                                       ----------------------------------
                                         Name: Michael B. Evans
                                         Title: First Vice President

STATE OF DELAWARE

COUNTY OF NEW CASTLE

                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Ann E. Roberts, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Owner Trustee on behalf of FFCA FRANCHISE LOAN OWNER TRUST 1998-1, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of August, 1998.


                                  /s/ Deborah L. George
                                  ----------------------------------------------
                                  Notary Public in and for the State of New York


My commission expires:

         11-21-99
-----------------------------

STATE OF ILLINOIS

COUNTY OF COOK

                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Michael Evans, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of LASALLE NATIONAL BANK, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 11th day of August, 1998.


                                  /s/ Carissa Jean Pogue
                                  ----------------------------------------------
                                  Notary Public in and for the State of New York

(Seal)


My commission expires:

         10-9-2000
-----------------------------